Other income and expenses	3 Months Ended
Mar. 31, 2020
Other income and expenses
Other income and expenses

6 Other income and expenses

6.1Other operating income

	For the three months ended March 31
in EUR k	2019	2020
Government grants	967	702
Income from the reversal of provisions	89	—
Others	42	243
Total other operating income	1,098	945

Government grants contain performance-based grants to subsidize research, development and innovation in the state of Mecklenburg-Western Pomerania from funds granted by the European Regional Development Fund. Furthermore, government grants contain the release of deferred income from investment related grants.

6.2Other operating expenses

	For the three months ended March 31
in EUR k	2019	2020
Currency losses	2	—
Expected credit loss allowances on trade receivables	340	1,174
Others	—	101
Total other operating expenses	342	1,275

Considering the impact of COVID-19 pandemic to the global economy and the unforeseeable potential magnitude of the ultimate disruptions to different businesses, the Group has taken such into consideration when assessing the credit risk, in particular regarding the MENA region for the diagnostic segment as it represents the majority of that segment's revenue. Such assessment resulted in additional credit loss of EUR 1,174k for the three months ended March 31, 2020 (the three months ended March 31, 2019: EUR 340k). See also note 7.

During the three months ended March 31, 2020, the Group disposed of its entire 51% interest in LPC GmbH (“LPC”) to the minority shareholders at a consideration of EUR 213k, among which EUR 200k is to be paid over a period of four years (and included in other assets, see note 7). The related non-controlling interest of EUR 268k (accumulated share of loss) were debited to profit or loss and the sale resulted in a loss of EUR 101k.